SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): December 18, 2018

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to the Articles of Incorporate or Bylaws; Change in Fiscal Year
On December 17, 2018, the board of directors approved amendments to the Company's Bylaws regarding the temporary authority to assume the duties and exercise the powers of the Chief Executive Officer in the event of the sudden death or incapacity of the incumbent. Such temporary authority is granted only until the board of directors appoints a successor or determines that the incumbent is able to resume the office.

The amendments are set forth below. Deletions are indicated by strikeouts and new language is indicated by underlining. The complete Bylaws are filed as an exhibit to this Form 8-K.

SECTION 3.7. Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision over the management and direction of the business of the Corporation. He or she shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall have such other powers and perform such other duties as are assigned to him or her by the Bylaws or the Board of Directors. At any time in which the Chief Executive Officer is unable to discharge the powers and duties of the office, then until such time as the Board shall appoint a new Chief Executive Officer or determines that the Chief Executive Officer is able to resume office, temporary authority to perform such duties and exercise such powers shall be granted in the following manner:

(a)	First, to the President; or if he or she is unable to discharge such powers and duties,

(b)
To the executive officer ~~who is President of Lilly USA~~ in charge of the Corporation's largest business unit, measured by total revenue on a consolidated basis for the most recently completed fiscal year; or if he or she is unable to discharge such powers and duties,

(c)	To the ~~executive officer who is President of Lilly Research Laboratories~~ Chief Financial Officer; or if he or she is unable to discharge such powers and duties,

(d)	To the executive officer serving as chief scientific officer ~~General Counsel~~.

Item 9.01. Financial Statements and Exhibits

Exhibit Number    Description
99.1        Bylaws as amended through December 17, 2018

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Eli Lilly and Company Bylaws as amended December 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:    /s/ Bronwen L. Mantlo
Name:    Bronwen L. Mantlo
Title:     Corporate Secretary

Dated: December 18, 2018